UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2016

CARE CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On July 7, 2016, Care Capital Properties, Inc. (the “Company”), the Company’s wholly owned operating partnership, Care Capital Properties, LP (“Care Capital LP”), and Care Capital LP’s general partner, Care Capital Properties GP, LLC (“Care Capital GP” and, together with the Company and Care Capital LP, the “CCP Entities”) entered into a Purchase Agreement (the “Purchase Agreement”) with the Initial Purchasers named therein (the “Initial Purchasers”) relating to the issuance and sale by Care Capital LP of $500 million aggregate principal amount of its 5.125% Senior Notes due 2026 (the “Notes”).  The Notes will be fully and unconditionally guaranteed on a joint and several basis by the Company and Care Capital GP.  The Notes will be sold to the Initial Purchasers at a price of 99% of the principal amount thereof, plus accrued interest, if any, from July 14, 2016, the expected date of delivery of the Notes.  The Notes are being sold only to qualified institutional buyers pursuant to Rule 144A and to certain persons outside of the United States pursuant to Regulation S, each under the Securities Act of 1933, as amended.

The Purchase Agreement includes customary representations, warranties and covenants made by the CCP Entities and customary closing conditions. Under the terms of the Purchase Agreement, the CCP Entities have agreed to indemnify the Initial Purchasers against certain liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties.  Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about the CCP Entities and their subsidiaries at the time they were made or otherwise and should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.  Investors are not third-party beneficiaries of, and should not rely upon, such representations, warranties and covenants.

Item 8.01.                                        Other Events.

On July 7, 2016, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)   Pro Forma Financial Information.

Not applicable.

(c)   Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description

10.1	Purchase Agreement, dated July 7, 2016, among the Company, Care Capital LP, Care Capital GP and the Initial Purchasers named therein.

99.1	Press release issued by the Company on July 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date: July 8, 2016	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Agreement, dated July 7, 2016, among the Company, Care Capital LP, Care Capital GP and the Initial Purchasers named therein.

99.1	Press release issued by the Company on July 7, 2016.